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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 5, 1999
                                                 ----------------



                          BOSTON LIFE SCIENCES, INC.
                          --------------------------
            (Exact name of registrant as specified in its charter)

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

         Delaware                      0-6533                 87-0277826
--------------------------------       ------       ----------------------------

(State or other jurisdiction of     (Commission           (I.R.S. Employer
  incorporation or organization)      File No.)            Identification No.)

31 Newbury Street, Suite 300
Boston, Massachusetts                                          02116
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(Address of principal executive offices)                      Zip Code
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Registrant's telephone number, including area code (617) 425-0200
                                                   --------------
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Item 5.  Other Events.
         -------------

On February 5, 1999 the Company announced the identification and production of another apparently highly potent, novel anti-angiogenic molecule in the course of its ongoing research in the area of anti-angiogenesis. The molecule was found using the same in vitro screening assay and techniques that were used to successfully identify Troponin, the Company's lead anti-angiogenic agent. The Company stated that the molecule appears to demonstrate in vitro anti-angiogenic potency that surpasses other compounds, including Troponin. The Company cautioned that more work needs to be done to clarify the role of this new molecule in BLSI's anti-angiogenic product lineup.



Item 7.  Exhibits.
         --------

     The following Exhibits are filed as part of this report on Form 8-K:

     99.1    Press Release, dated February 5, 1999.

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SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                          BOSTON LIFE SCIENCES, INC.


Dated: February 8, 1999                          By: /s/Joseph Hernon
                                                     ----------------
                                                     Joseph Hernon
                                                     Chief Financial Officer

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                          BOSTON LIFE SCIENCES, INC.

                          CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

Exhibit No.                                                     Page(s)
-----------                                                     -------

99.1                Press Release, dated February 5, 1999         4

                                       3